Apr. 12, 2019
MFS® International Value Portfolio
MFS® International Value Portfolio
SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is April 12, 2019.

MFS® International Value Portfolio
Initial Class & Service Class Shares
Effective June 1, 2019, the name of the fund will change to MFS® International Intrinsic Value Portfolio.

Effective immediately, the second paragraph in the sub-section entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS focuses on investing the fund's assets in the stocks of companies that it believes are undervalued compared to their intrinsic value. MFS focuses on companies it believes have intrinsic value greater than the perceived value by the marketplace (e.g., companies with cash flow in excess of their capital expenditures, conservative balance sheets, sustainable competitive advantages, high returns on capital, or the ability to weather economic downturns). These companies may have stock prices that are higher relative to their earnings, dividends, assets, or other financial measures than companies generally considered value companies.

Effective immediately, "Value Company Risk" under the sub-section entitled "Principal Risks" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks is restated in its entirety as follows:

Intrinsic Value Strategy Risk:  The stocks of companies that MFS believes are undervalued compared to their intrinsic value can continue to be undervalued for long periods of time, may not realize their expected value, and can be volatile.